Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is an officer and a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens,  or any one of them, all of the City of Dallas and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Randall L. Stephenson
Randall L. Stephenson
Chairman of the Board,
Chief Executive Officer and
President

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Gilbert F. Amelio
Gilbert F. Amelio
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ William F. Aldinger III
William F. Aldinger III
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Reuben V. Anderson
Reuben V. Anderson
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ James H. Blanchard
James H. Blanchard
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ August A. Busch III
August A. Busch III
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Jaime Chico Pardo
Jaime Chico Pardo
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ James P. Kelly
James P. Kelly
Director

Exhibit 24

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Jon C. Madonna
Jon C. Madonna
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ John B. McCoy
John B. McCoy
Lead Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Lynn M. Martin
Lynn M. Martin
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Mary S. Metz
Mary S. Metz
Director

Exhibit 24

 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Joyce M. Roché
Joyce M. Roché
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th  day of January 2009.

/s/ Laura D'Andrea Tyson
Laura D'Andrea Tyson
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

WHEREAS, the undersigned is a director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Randall L. Stephenson, Wayne Watts, Jon P. Klug, Richard G. Lindner, John J. Stephens, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 2009.

/s/ Patricia P. Upton
Patricia P. Upton
Director